PALM  CONFIDENTIAL                                                EXHIBIT  10.25
                                LICENSE AGREEMENT
                                -----------------

This LICENSE AGREEMENT (the "Agreement") is entered into by and between YP Net, Inc., a Nevada corporation with its principal place of business located at 4840 East Jasmine Street, Suite 110, Mesa, Arizona, 85205 ("Company") and Palm, Inc., a Delaware corporation, with a place of business located at 400 N. McCarthy Blvd., Milpitas, CA 95035 ("Palm"). The effective date of this Agreement shall be February 01, 2003 (the "Effective Date").

1.   DEFINITIONS.  For  purposes  of  this  Agreement, the following terms shall
     ------------
have  the  following  meanings:

     1.1     Company  Content  means  any  and all content and software owned or
             ----------------
licensed  by  Company  that  is  accessible  on  the  Company  Site.

     1.2     Company Link means a hypertext link to the Company Site, as further
             ------------
described  on  Exhibit  A, facilitating the provision of the Company Services to
               ----------
End  Users  via  a  Palm  Device.

     1.3     Company Marks means the Company trademarks and the associated logos
             -------------
set  forth  on  Exhibit  B.
                ----------

     1.4     Company  Services  means  the services described on Exhibit C which
             -----------------
will be provided to End Users through the Company Site including, without limitation, the delivery of the Company Content.

     1.5     Company  Site  means the World Wide Web site located at the Company
             -------------
URL which is customized to be accessible via a Palm Device and which features the Company Services.

     1.6     Company URL means the universal resource locator, or the unique
             -----------
text address  of  the  Company  Site,  set  forth  on  Exhibit  A.
                                                       ----------

     1.7     Confidential  Information  means all nonpublic information, whether
             -------------------------
in oral, written or other tangible form that the party disclosing the information (the "Disclosing Party") designates as being confidential or which, under the circumstances surrounding disclosure, the receiving party (the "Recipient") knows or has reason to know should be treated as confidential, including without limitation, the terms and conditions of this Agreement. Notwithstanding the foregoing, Confidential Information does not include information that: (i) is or becomes generally available to the public other than
(a) as a result of a disclosure by the Recipient or its employees or any other person who directly or indirectly receives such information from Recipient or its employees, or (b) in violation of a confidentiality obligation to the Disclosing Party known to the Recipient; (ii) is or becomes available to the Recipient on a non-confidential basis from a source which is entitled to disclose it to the Recipient; or (iii) was developed by employees or agents of the Recipient independently of and without reference to any information communicated to the Recipient by the Disclosing Party.

     1.8     Intentionally  left  blank.

     1.9     End  User  means  a person who accesses the Company Site via a Palm
             ---------
Device.

     1.10     Intellectual  Property  Rights means copyrights, trademark rights,
              ------------------------------
patent rights, trade secrets, moral rights, right of publicity, authors' rights, contract and licensing rights, goodwill and all other intellectual property rights as may exists now and/or hereafter come into existence and all renewals and extensions thereof, regardless of whether such rights arise under the law of the United States or any other state, country or jurisdiction.

     1.11     Palm  Device  means  any  device, including, without limitation, a
              ------------
handheld  computing  device,  incorporating  the  Palm  operating  system.

     1.12     Palm  Mark  means  the  Palm trademark and the associated logo set
              ----------
forth  on  Exhibit  B.
           ----------

     1.13     Palm  Sites  means  the  World Wide Web sites which are co-branded
              -----------
with  the  Palm  Mark,  and  any  successor  sites  thereto.

     1.14     Intentionally  left  blank.

     1.15     Product     means  the  Palm  software  described  on  Exhibit  D.
              -------                                                ----------

     1.16     Third  Party Content means content, including, without limitation,
              --------------------
third party trademarks, and software which may be licensed from third parties by Palm and made available to End Users.

     1.17     User  Data  means  personally  identifiable  information collected
              ----------
and/or stores by Palm, if any, which is provided to Company by End Users in the course of End Users' use of the Company Services via Palm Devices, and includes without limitation, any usage statistics derived from a particular End User's use of the Company Site, including, without limitation, identity, credit card information, information and such user's behavior with respect to use of the Company Services.

2.   LICENSE  GRANTS  AND  DEVELOPMENT.
     ---------------------------------

     2.1 Company Link. Company grants to Palm a non-exclusive, non-transferable, worldwide, fully paid-up and royalty-free license, with the right to sublicense, to publicly display, use, reproduce and distribute
(directly or indirectly, through multiple levels of distribution, including without limitation, as incorporated within the Product) the Company Link to facilitate the provision of the Company Services to End Users. Company shall deliver the hyperlink component of the Company Link to Palm no later than February 7, 2003. Company shall deliver the graphic icon component of the Company link to Palm no later than February 14, 2003.

     2.2     Intentionally  left  blank.

     2.3     Company Link. Company acknowledges and agrees that Palm is under no
             ------------
obligation to promote the Company Site, the Company Content or the Company Services, or to distribute, sublicense or otherwise make the Company link available to End Users or to other third parties, in the event that Palm determines, in its reasonable discretion, that the Company Content, the Company Link or the Company Site: (i) suffers from material performance problems; (ii) results or could result in any transmission of material in violation of any foreign, international, federal, state or local law or regulation, including without limitation, material which encourages conduct that would constitute a criminal offense or otherwise violate any such law or regulation; (iii) violates the copyright, trade secrets or other proprietary rights of any third party in any jurisdiction; (iv) in any way violates or infringes upon any third party's privacy right, right of publicity, or any other right of any person or entity;

PALM  CONFIDENTIAL

(v) is otherwise unsuitable for inclusion in a particular version of the Product, including, without limitation, a co-branded product or private labeled version; or (vi) is unlawful, harmful, abusive, hateful, offensive, obscene, threatening, libelous or defamatory, or contains material which may contain a computer virus, cancelbot, Trojan horse, work or other harmful or disruptive component.

     2.4     License  to Provide End User Access. Company grants to Palm and its
             -----------------------------------
sublicenses a non-exclusive, non-transferable, worldwide, fully paid-up and royalty-free license to provide access to the Company Component and the Company Services on the Company Site via the Company Link to End Users.

     2.5     Intentionally  Left  Blank.

     2.6     Non-exclusivity.  Either  party  shall have the right to enter into
             ---------------
contractual agreements with other providers of content, products and services similar to those of the other party hereto, in each party's sole discretion.

     2.7     Reservation  of Rights. Each party reserves all rights no otherwise
             ----------------------
granted in this Section2 (License Grants and Development). Nothing in this Agreement shall be construed to grant Palm any rights in and to Company Link, except as specifically provided in Section 2.1 (Company Link).

3.   Ownership
     ---------

     3.1     Ownership  by  Company.  As between Company and Palm, Company shall
             ----------------------
own all right, title and interest, including all Intellectual Property Rights, in and to the Company URL, the Company Link, the Company Site (excluding the Palm Mark) and the Company Services.

     3.2     Ownership  by  Palm.  As  between  Company  and  Palm,  Palm or its
             -------------------
suppliers shall own all right, title and interest, including all Intellectual Property Rights, in and to the Palm Sites (excluding the Company Marks), the Palm mark, the Palm Devices, the Product (excluding the Company Link and the Company Marks) and the Third Party Content. Company acknowledges that Palm owns exclusive rights in a family of trademarks that includes, among others, the Palm Mark. Company will not use "Palm" as part of any of Company's product, service, top-level or second-level domain name or institution names and will not take or authorize any action inconsistent with Palm's exclusive trademark rights during the term of this Agreement or thereafter. Company agrees that the use of the Palm Mark by Company shall inure to the benefit of and be on behalf of Palm. Company acknowledges that Company's utilization of the Palm Mark will not create any right, title or interest in such Palm Mark in Company. Company shall use the Palm Mark so that each Palm Mark creates a separate and distinct impression from any other trademark that may be used or affixed to materials bearing the Palm Mark or used in connection with services provided under the Palm Mark.

4.   OBLIGATIONS  OF  THE  PARTIES.
     -----------------------------

     4.1     Implementation.  The  Company  Site  will  be made available to End
             --------------
Users on a date to be mutually agreed upon in writing by the parties. The Company Site will be hosted on Company's servers or on the servers of Company's Internet service provider. Once made available to End Users, Company shall ensure that the Company Services remain available through the Company Site throughout the Term. At all times during the Term, Company shall ensure that the Company Content is at least as up-to-date as any similar content displayed on all other sites of Company on the World Wide Web.

     4.2     Use  and  Ownership  of  User  Data.
             -----------------------------------

            (a)   Collection  of  User  Data.  Company  acknowledges  that  the
                  --------------------------
provision of wireless services to enable End Users to access the Company Services using a Palm Device results in the access by Palm of User Data. Palm agrees that it shall not disclose User Data to third parties in a manner such that the User Data is identifiable as belonging to a particular End User. Palm shall be entitles, however, to use and disclose User Data in the aggregate in a manner that does not associate the aggregate data with any individual End User. Notwithstanding anything to the contrary contained herein, Palm agrees that it will not collect, use or disclose any User Date in violation of any applicable law or regulation, or in violation of Palm's then-current privacy policy.

            (b)   Ownership  of  User  Data.  Palm acknowledges and agrees that,
                  -------------------------
subject to Section 4.2(a) (Collection of User Data), User Data shall be owned by Company. Company acknowledges and agrees that all user data collected from End Users (other than the User Data) with respect to wireless use of the Palm Devices shall be owned by Palm.

     4.3     Service Level Agreement.  Company shall use commercially reasonable
             -----------------------
efforts to maintain the Company Site and provide Company Services in accordance with the service level agreement objectives set forth on Exhibit E.
                                                                  ----------

     4.4     Company  URL.  Company agrees to provide advance notification of at
             ------------
least three (3) weeks to Palm of any upcoming or intended changes to the Company URL. Company further agrees that in the even of a change to the Company URL, Company will put in place a site redirect from the former Company URL to the new Company URL to avoid any potential impact to the Subscriber.

     4.5     Advertising  Guidelines.  Company shall ensure that any advertising
             -----------------------
or promotions displayed on the Company Site will comply with the advertising guidelines set forth on Exhibit F.
                            ----------

     4.6     Support.  Company  will  provide  to  Palm  reasonable  levels  of
             -------
technical support during business hours via telephone and email. During business hours, Company shall notify Palm via telephone within one (1) hour of any conditions which significantly impair or prevent; (a) Company from providing the Company Services to End Users; or (b) End Users from accessing the Company Site ("Services Impairment"). During non-business hours, Company shall notify Palm via telephone or email within two (2) hours of any Service Impairment. Palm acknowledges and agrees that Company is not responsible for downtime on Company servers due to technical problems relating to the Internet or experienced by Internet service providers. In the event that any individual Service Impairment continues for longer than four (4) hours, Company shall use best efforts to resolve the Service Impairment immediately and will promptly notify Palm via telephone or email when the problem has been resolved.

5.   REPRESENTATIONS  AND  WARRANTIES
     --------------------------------

     5.1  Company's  Warranties  and  Representations.  Company  warrants  and
          -------------------------------------------
represents  that:

          (a) Company possesses full power and authority to enter into this Agreement to fulfill its obligations hereunder; and

          (b) The performance of the terms of this Agreement and of Company's obligations hereunder shall not breach any separate agreement by which Company is bound.

     5.2  Palm's  Warranties  and  Representations.  Palm  warrants  and
          ----------------------------------------
represents  that:

          (a) Palm possesses full power and authority to enter into this Agreement and to fulfill its obligations hereunder; and

PALM  CONFIDENTIAL

             (b) The performance of the terms of this Agreement and of Palm's obligations hereunder shall not breach and separate agreement by which Palm is bound.

     5.3     Warranty  Disclaimer.  EXCEPT  AS  EXPRESSLY  SET  FORTH  IN  THIS
             --------------------
AGREEMENT, COMPANY PROVIDES ALL SERVICES PERFORMEDF BY COMPANY UNDER THIS AGREEMENT "AS IS". TO THE EXTENT PERMITTED BY THIRD PARTY SUPPLIERS, COMPANY WILL PASS THROUGH TO PALM ANY WARRANTIES AND INDEMNIFICATION PROVIDED BY SUCH THIRD PARTY SUPPLIERS TO COMPANY. EXCEPT AS EXORESSLY SET FORTH IN THIS
AGREEMENT, PALM AND ITS SUPPLIERS MAKE NO WARRANTIES WITH RESECT TO THE PERFORMANCE OF THE PRODUCT, THE PALM SITES AND/OR THE PALM DEVICES, EXPRESS OR IMPLIED. PALM AND ITS SUPPLIERS EXPRESSLY DISCLAIM ANY AND ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS, OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF NON-INFRINGEMENT OF THIRD PARTY RIGHTS UNDER THE UNIFORM COMMERCIAL CODE, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

6.   TRADEMARK  LICENSE.
     ------------------

     6.1  Company  License.
          ----------------

          (a) During the Term (as described in Section 9.1 (Term) below), Palm grants to Company a non-exclusive, worldwide, royalty-free and non-transferable license to use the Palm Mark on the Company Site and in connection with the promotion of the Company Services accessible via Palm Devices. This license does not include the right to sublicense the use of the Palm Mark. Company shall be in compliance with Palm's trademark guidelines as updated from time to time and as currently set forth in Palm's Trademark Policy Guidelines provided to Company promptly following the execution of this Agreement.

          (b) Company agrees that the nature and quality of any materials or services supplied by Company bearing the Palm Mark shall be of high quality in the Internet industry. Palm shall have the right to approve Company's use of the Palm Mark. Prior to Company's using the Palm Mark, Company shall submit a written request for approval of such use to Palm. Palm shall not unreasonably withhold its consent to any use by the Company. If Palm does not object in writing, specifying the reasons for objection, within ten (10) business days of receipt of such request, Palm shall be deemed to have approved the request (the "Palm Approval Process"). Company may submit revised requests for approval of any use to which Palm objected, which shall be governed by the Palm Approval Process. Company agrees to cooperate with Palm in facilitating Palm's oversight of Company's use of the Palm Mark. Palm shall have the right to receive free samples of all advertising and promotional materials on which such trademarks are used. Company shall comply with all requests from Palm to correct any improper uses of the Palm

Mark. Unless otherwise instructed by Palm, Company will use a legend on the Company Site and all printed materials and products bearing the Palm Mark similar to the following: "Palm is a trademark of Palm, Inc.".

     6.2  Palm  License.
          -------------

          (a) During the Term, Company grants to Palm a non-exclusive, worldwide and royalty-free license, with the right to sublicense, to use the Company Marks in connection with the use, display, marketing, promotion and distribution of the Product, the Palm Devices and the Company Link pursuant to Sections 2.1 (Company Link) and Exhibit G. Palm shall be in compliance with
                                     ---------
Company's trademark guidelines as updated from time to time and as currently set forth in Company's Trademark Policy Guidelines provided to Palm promptly following the execution of this Agreement.

          (b) Company shall have the right to approve Palm's use of the Company Marks. Prior to Palm's using the Company Marks, Palm shall submit a written request for approval of such use to Company. Company shall not unreasonably withhold its consent to any use by Palm. If Company does not object in writing, specifying the reasons for objection, within ten (10) business days of receipt of such request, Company shall be deemed to have approved the request (the
"Company Approval Process"). Palm may submit revised requests for approval of any use to which Company objected, which shall be governed by the Company Approval Process. Palm agrees to cooperate with Company in facilitating Company's oversight of Palm's use of the Company's Marks. Company shall have the right to receive free samples of all advertising and promotional materials on which such trademarks are used. Palm shall comply with all requests from Company to correct any improper uses of the Company Marks.

7.   CONFIDENTIALITY.  During  the  Term,  the  Disclosing  Party  may  provide
     ---------------
Confidential Information to the Recipient. The Recipient shall hold the Confidential Information in confidence, provided that the Confidential Information may be disclosed to such of the Recipient's or the recipient's parent companies' or subsidiaries' employees, contractors or advisors, who have a need to know for the purpose of fulfilling the Recipient's obligations under this Agreement. The Recipient shall advise any such individuals that the Confidential Information is confidential and that be receiving such information such individuals are agreeing to be bound by the terms of this Section 7 and are agreeing not to use such information for any purpose other than described herein. Without the Disclosing Party's prior written consent, the Recipient shall not, and shall direct such individuals not to, disclose the Confidential Information in whole or in part, except to the extent compelled by law, a court or other governmental body (including, without limitation, the rules and regulations of the Securities and Exchange Commission relating to the filing of exhibits to filings required under the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended); provided, however, such Recipient shall provide prompt prior written notice thereof to such Disclosing Party to enable such Disclosing Party to seek a protective order or otherwise prevent such disclosure. The Recipient shall employ reasonable steps to protect the Confidential Information from unauthorized or inadvertent disclosure or use, including, without limitation, the steps that it takes to protect its own information that is considers trade secret. Either party may disclose information concerning this Agreement and the transactions contemplated hereby, including providing a copy of this Agreement: (i) in connection with the due diligence review of a party potential business partners or investors, or investment bankers, to such persons and to their employees, agents attorneys and auditors, (ii) in connection with quarterly and annual financial or tax audits, to the party's public accounting firm, and (iii) in connection with

PALM  CONFIDENTIAL

obtaining legal advice regarding this Agreement or any related matters, to the party's outside legal advisors.

8.   INDEMNIFICATION.
     ---------------

     8.1  Company  Indemnification.  Subject  to  the  provisions  of  this
          ------------------------
paragraph, Company will indemnify, defend and hold harmless Palm and its officers, directors, employees and agents (the "Palm Indemnification Parties") from and against any and all losses, liabilities, obligations, costs and expenses (including, without limitations, reasonable attorney's fees) incurred in connection with any suit, claim or action by any third party alleging that the Company URL, the Company Link, the Company Marks, the Company Content, the Company Services and/or the Company Site (other than the Palm Mark) infringe any Intellectual Property Right of any third party or any claim of damages brought or sought against Palm by any of Company's advertisers in connection with advertising on the Company Site. The obligations of this paragraph are contingent on Palm: (i) giving Company prompt written notice of any such claim;
(ii) allowing Company to control the defense and related settlement negotiations (but Company shall not enter into any agreement which results in liability to the Palm Indemnified Parties without their prior written consent); and (iii) providing reasonable cooperation, at Company's expense, in the defense and all related settlement negotiations. Company may, at its sole option, elect to limit its obligations under this Section 8.1 by terminating this Agreement upon fifteen (15) days written notice to Palm; provided, however, that such termination shall not affecting indemnity obligations arising prior to termination. THE RIGHTS GRANTED TO PALM UNDER THIS SECTION 8.1 SHALL BE PALM'S SOLE AND EXCLUSIVE REMEDY AGAINST COMPANY FOR ANY ALLEGED INFRNGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF ANY KIND ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT.

     8.2  Palm  Indemnification.  Subject  to  the provisions of this paragraph,
          ---------------------
Palm will indemnify, defend and hold harmless Company and its officers, directors, employees and agents (the "Company Indemnification Parties") from and against any and all losses, liabilities, obligations, costs and expenses (including, without limitations, reasonable attorney's fees) incurred in connection with any suit, claim or action by any third party alleging that the Product (other than the Company Link, the Company Marks and Third Party Content), the Palm Site (other than the Company Marks and the Third Party
Content), the Palm Mark infringe any Intellectual Property Right of any third party. The obligations of this paragraph are contingent on Company: (i) giving Palm prompt written notice of any such claim; (ii) allowing Palm to control the defense and related settlement negotiations (but Palm shall not enter into any agreement which results in liability to the Company Indemnified Parties without their prior written consent); and (iii) providing reasonable cooperation, at Palm's expense, in the defense and all related settlement negotiations. Palm may, at its sole option, elect to limit its obligations under this Section 8.1 by terminating this Agreement upon fifteen (15) days written notice to Company; provided, however, that such termination shall not affecting indemnity obligations arising prior to termination. THE RIGHTS GRANTED TO PALM UNDER THIS
SECTION 8.2 SHALL BE COMPANY'S SOLE AND EXCLUSIVE REMEDY AGAINST PALM FOR ANY ALLEGED INFRNGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF ANY KIND ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT.

9.   TERM  AND  TERMINATION.
     ----------------------

     9.1  Term.  This  Agreement  will  commence  on  the  Effective  Date  and,
          ----
unless  sooner  terminates  as  provided below, shall continue until twenty-four
(24) months following the Effective Date (the "Initial Term"). This Agreement shall automatically renew for successive two (2) year periods (each a "Renewal Term") unless either party gives written notice to the other party of its intent not to renew the Term no later than sixty (60) days prior to the end of the then-current term. For each Renewal Term, Company shall be obligated to pay Palm the Co-Marketing Fees (defined below) as set forth in Exhibit G.
                                                              ---------

     9.2  Termination  for  Cause.  Either  party  may  terminate this Agreement
          -----------------------
upon written notice of a material branch by the other party as provided below, subject to thirty (30) day cure period. If the breaching party has failed to cure the breach within thirty (30) days after the receipt by the breaching party of written notice of such breach, the non-breaching party may give a second notice to the breaching party terminating the Agreement.

     9.3  Return  of  Property.  Upon  the  termination  or  expiration  of this
          --------------------
Agreement, a party shall immediately deliver to the other party upon its written request all copies of Confidential Information or other materials then in its possession owned solely by such other party, including without limitation sales and marketing materials provided to Palm by the Company.

     9.4  Effect  of  Termination.  Upon  termination  or  expiration  of  this
          -----------------------
Agreement: (a) Palm and its sublicenses shall have the right to continue to manufacture, market, reproduce and distribute all existing versions of the Products that include the Company Link as of the date of such termination or expiration and to fulfill any purchase orders or contractual obligations for such Products existing on the date of such termination or expiration; (b) Palm and its sublicenses shall have a commercially reasonable period of time to remove the Company Link from and Product following such termination or expiration of this Agreement; and (c) Company shall also promptly cease using and cancel or allow to expire any URL or related alias that includes the word "Palm" which has been registered or used (directly or indirectly) by Company, including without limitation in connection with the Company Site. For purposes of this Agreement, any version of the Product which is a beta, gold master or commercial release on the date of such expiration or termination shall be deemed to be an existing version of the Product on such date. The expiration or termination of this Agreement shall not affect the validity of any End User license agreements applicable to Products (or other use by End Users) within the scope of this Section 9.4. Company agrees to support the Company Services through the Company Site for sixty (60) days following the expiration or termination of this Agreement, except as otherwise provided in Section 2.4(Company Link).").

10.  MARKETING  SUPPORT.  The  parties  agree  that  they  will use commercially
     ------------------
reasonable efforts to engage in joint efforts to promote the Product and the Company Services as mutually agreed upon in advance and in writing. Each party agrees to perform those co-marketing obligations set forth on Exhibit G. The parties shall mutually agree on the substance and timing of a press release within 30 days regarding this Agreement and the parties' relationship. Neither Palm or Company shall make any other public announcement, except as they may mutually agree in advance and in writing, as to the existence and details of the matters set forth in this Agreement (other than to employees, consultants, shareholders or a required by such parties' disclosure obligations under the securities laws or regulations of the United States or any state thereof).

11.  CO-MARKETING  FEES.
     ------------------

     11.1     Fees.  Palm's  marketing  obligations  as  set  forth on Exhibit G
              ----                                                     ---------
shall be subject to Company's payment of the co-marketing fees set forth on Exhibit G ("Co-Marketing fees") according to the schedule set forth therein.
----------
Unless  stated  otherwise  in

PALM  CONFIDENTIAL

Exhibit G, the Co-Marketing Fees shall be due in full thirty (30) days from the
---------
date of invoice. Any amounts which are not paid when due hereunder will be subject to an interest rate of one and one-half percent (1.5%) per month, or the maximum rate permitted by law, whichever is less. Payments shall be sent to Palm at the address set forth at the beginning of this Agreement or such other address as Palm may designated in writing.

     11.2 Taxes.  Company  shall  pay  all  sales,  use,  excise and other taxes
          -----
which may be levied upon either party in connection with this Agreement, excluding taxes based on Palm's net income.

12.  LIMITATION  OF  LIABILITY
     -------------------------

     12.1 Consequential  Damages  Waiver.  EXCEPT  IN  THE  EVENT OF A BREACH OF
          ------------------------------
THE CONFIDENTIALITY OBLIGATIONS OR CLAIM MADE FOR INDEMNIFACTION, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT OR ITS TERMINATION, WHETHER LIABILIY IS ASSERTED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY) AND IRRESPECTIVE OF WHETHER SUCH APRTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE.

     12.2 Limitation of Liability.  IN NO EVENT SHALL PLAM'S TOTAL LIABILITY
          -----------------------
UNDER  THIS  AGREEMENT  EXCEED  THE  AMOUNTS  PAID  TO  PALM  HEREUNDER.

     12.3 Allocation  of  Risk.  Company  and  Palm agree that the foregoing
          --------------------
Section  12.1 and 12.2 on limitation of liability and the Sections 5.1, 5.2, and
5.3 above on warranties and warranty disclaimer fairly allocate the risks in the Agreement between the parties and that the limitations specified in this Section 12 shall apply notwithstanding any failure of the essential purpose of this Agreement or any limited remedy hereunder.

13.  GENERAL.
     -------

     13.1  No  Partnership or  Joint  Venture.  Company and Palm are independent
           -----------------------------------
contractors and neither party is the legal representative, agent, joint venturer, partner, franchisor, franchisee or employee of the other party for any purpose whatsoever. Neither party has any right or authority to assume or create any obligations of any kind or to make any representation or warranty on behalf of the other party, whether express or implied, or to bind the other party in any respect whatsoever.

     13.2  Notice  and  Service.  All  notices  or  requests,  including
           --------------------
communications and statements which are required or permitted under the terms of this Agreement, shall be in writing and shall be sent by facsimile, or nationally recognized commercial overnight courier. Notices shall be deems received upon receipt of written confirmation of transmission when sent by facsimile, or signing for receipt of delivery if sent by overnight courier.
Notices  shall  be  sent  to  the  parties  a  the  following  addresses:

For  Company:     YP.net,  Inc.
                  4840  E.  Jasmine  #110
                  Mesa,  AZ  85205
                  Fax:  602-532-7813
                  Attention:  Greg  Cane

with a copy to:   Lewis & Rocca, LLP
                  40  N.  Central  Ave.
                  Phoenix,  AZ  85004
                  Attention:  Randy  Papetti
                              --------------

For  Palm:        Palm,  Inc.
                  10  New  England  Business  Center  Drive
                  Suite  102,  Andover,  MA  01810
                  Fax:  978-975-3201

                  Attention:  Sasha  Norkin

with a copy to:   Palm, Inc.
                  Solutions  group  400  N.  McCarthy  Blvd.
                  Milpitas,  CA  95035
                  Attention:  General  Counsel

     13.3  Captions  and  Counterparts.  All  indices, titles, subject headings,
           ---------------------------
section titles and similar items contained in this Agreement are provided for the purpose of reference and convenience only and are not intended to be inclusive, definitive or to affect the meaning, content or scope of this Agreement. This Agreement may be executed in any number of counterparts, and each executed counterpart shall have the same force and effect as an original instrument.

     13.4  Assignments.  Neither  party  shall assign, voluntarily, by operation
           -----------
of  law,  or  otherwise,  any rights or delegate any duties under this Agreement
(other than the right to receive payments) without the other party's prior written consent, except that either party may, without the other party's consent, assign all or any part of its rights and duties under this Agreement pursuant to a corporate reorganization, or to any entity with whom either party merges, either party acquires or is acquired by or to whom with either party sells all or substantially all of its assets to which this Agreement relates. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

     13.5  Survival.  Upon  any termination or expiration of this Agreement, the
           --------
following Sections shall remain in full force and effect: 1, 2.7, 4.2, 5, 7, 8, 9.3, 9.4, 11, 12 and 13.

     13.6  Governing  Law and Jurisdiction.  This Agreement shall be governed by
           -------------------------------
and construed under the laws of California without regard to conflict of laws principals. The parties agree and acknowledge that his Agreement is made and entered into in Santa Clara, California. The parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the Northern District of California, San Jose Branch and the Superior and Municipal Courts of the State of California, Santa Clara County, in any litigation arising out of the Agreement.

     13.7  Force  Majeure.  Neither party shall be liable for any loss or damage
           --------------
or be deemed to be in breach of this Agreement to the extent that the performance of such party's obligations or attempts to cure any breach under this Agreement are delayed or prevented as a result of any event or circumstance beyond its reasonable control, including without limitation, war, invasion, act of foreign enemy, hostilities, civil war or rebellion (whether war be declared or not), or act of God.

PALM  CONFIDENTIAL

     13.8  Waivers;  Modification.  No  failure  or  delay  by  either  party in
           ----------------------
exercising any right, power, or remedy under this Agreement shall operate as a waiver of any such right, power or remedy. No waiver or modification of any provision of this Agreement shall be effective unless in writing and signed by both parties. Any waiver by either party or any provision of this Agreement shall not be construed as a waiver of any other provision of this Agreement, nor shall such waiver operate as or be construed as a waiver of such provision respecting any future event or circumstance.

     13.9  Severability.  In  the  even  any  provision  of  this  Agreement (or
           ------------
portion thereof) is determined by a court of competent jurisdiction to be invalid, illegal, or otherwise unenforceable, such provision shall be deemed to have been deleted from this Agreement, while the remainder of this Agreement shall remain in full force and effect according to its terms.

     13.10  Construction.  This  Agreement  reflects  the wording negotiated and
            ------------
accepted by the parties and no rule of construction shall apply against either party.

     13.11  Language.  This  Agreement  is  proposed and executed in the English
            --------
language only and any translation of this Agreement into any other language shall have no effect. All proceedings related to this Agreement shall be conducted in the English language.

     13.12  Entire  Agreement.  This  Agreement  (together  with  the  Exhibits
            -----------------
hereto) constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all other agreements, written or oral, that the parties heretofore may have had with respect to the subject matter herein.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

YP.NET,  INC.:

BY:  /s/ Joseph Johnson
   ---------------------------------
Name:  Joseph  Johnson
    --------------------------------

Title:  Agent
      ------------------------------

PALM,  INC.

BY: /s/ Sasha Norkin
   ---------------------------------
Name:  SASHA  NORKIN
    --------------------------------

Title: Director  of  Business  Development
      -----------------------------------

                                    EXHIBIT A
                                    ---------

                                  Company Link
                                  ------------

Company shall provide Palm with the following URL for the Company Link as follows:

                                    Company  URL
                                    ------------
                                    to be provided by Company by February 07,
                                    2003

Palm shall have the right to approve in advance and in writing the appearance, size and content of the Company Link, and any changes Company males to the Company Link.

                                    EXHIBIT B
                                    ---------

                                  Company Marks
                                  -------------

                                [GRAPHIC OMITTED]

                                     YP.net

                                [GRAPHIC OMITTED]

                                 YELLOW-PAGE.NET
                             Making It Easy For You





                                    Palm Mark
                                    ---------

                                  THIS SITE IS
                               Palm wirelessready.
                                [GRAPHIC OMITTED]

                                    EXHIBIT C
                                    ---------

                                Company Services
                                ----------------

YP.Net will Provide PDA web site with Yellow and White pages functionality. With approval from Palm, YP.Net may update, improve, enhance and add to it's list of services from time to time.

                                    EXHIBIT D
                                    ---------

                                     Product
                                     -------

Any Palm portal software released by Palm, and all versions thereof, including, without limitation, all versions which may be Palm-branded, co-branded or private-labeled.

                                    EXHIBIT E
                                    ---------

                       Service Level Agreement Objectives
                       ----------------------------------

1. Company will not exceed a Downtime for more than one-tenth of one percent (0.1%) over a rolling thirty (30) day period. "Downtime" is defined as any one
(1)  minute  period during which the Company Services processes no user queries.

2. Company will provide ninety-nine and nine-tenths percent (99.9%) Service Availability o over a rolling thirty (30) day period, as measured and monitored from Company's facilities. "Service Availability" is defined as the successful processing by the Company Services of user queries received by Company from an End User. Service Availability does not include Downtime or due to technical problems relating to the Internet or experienced by Internet service providers.

3. Company will not exceed an average Server Latency of eight-tenths (0.8) of a second over any twenty-four (24) hour period. "Server Latency" is defined as the time period between the time: (a) when Company receives a user query from an End User; and (b) when Company has successfully processed the user query. Server Latency does not include any time associated with transmission of the user query from Palm to Company:

4. Company will not exceed an average Network Latency of four hundred (400) milliseconds over any twenty-four (24) hour period, excluding any Downtime or due to technical problems relating to the Internet or experienced by Internet service providers. "Network Latency" is defined as the round-trip time of an ICMP ping packet between Palm's servers and the servers at Company.

5. If Palm reasonably believes that Company is out of compliance with the applicable requirements for the Company Services as defined on this Exhibit E,
                                                                      ---------
Palm may request a monthly report from Company (no more than once per calendar quarter) directed specifically to the parameter believed to have been violated. If Palm reasonably determines that Company has failed to meet the applicable requirement, Palm may provide a written notice to Company identifying the failure. If Company has not cured such failure within fifteen (15) days after receipt of such written notice, Palm shall have the right to terminate this Agreement, or any and all of its marketing obligations as set forth on Exhibit
                                                                         -------
G,  immediately  upon  written  notice  to  Company.
-
6.     The  provisions  of  this  Exhibit  E shall not be construed to limit the
                                  ----------
liability of the breaching party in any way or limit the non-breaching party from pursuing any remedies at law or in equity.

                                    EXHIBIT F
                                    ---------

                             Advertising Guidelines
                             ----------------------

The purpose of these advertising guidelines is to ensure the End Users that all advertising accessible to the End Users is delivered in a manner to provide the best possible user experience.

1.     Company  shall  not  display  any  advertising  on  the  Company  Site:

(a) advertises or promotes adult or pornographic products, services, web sites, or web clipping applications:

(b) contains content which is unlawful, harmful, abusive, hateful, offensive, obscene, threatening, libelous or defamatory;

(c) advertises or promotes any illegal; products, firearms or tobacco products.

2. If Palm reasonably determines that an advertisement displayed on the Company Site violates the terms of Paragraph 1 above, Company shall remove the End User's access to such advertisement displayed on the Company Site within twenty-four (24) hours of the earlier of (a) Company first becoming aware of such advertisement, or (b) receipt by Company of written notice from Palm of the existence of such advertisement.

                                    EXHIBIT G
                                    ---------

                            Co-Marketing Obligations
                            ------------------------

A.   Co-Marketing  Fees.
     ------------------

     Co-Marketing  Fees  for  Initial  Term:  Twenty Thousand Dollars ($20,000).

     For the Initial Term, Palm will invoice YP.net $20,000 upon execution of the Agreement and payment will be due within thirty (30) days. For terms following the Initial Term, the Co-Marketing Fees shall be payable to Palm and Palm will invoice YP.net for payment on the anniversary of the term. Payment will be due thirty (30) days following receipt of the invoice.

Palm  Obligations.
-----------------

1.     Placement  on  the  Product:  Palm will put the test for the Company Link
       ---------------------------
(and if Palm decides in its sole discretion to include a graphic icons, a graphic icon of Company's will be displayed) on the Product in any position from 1 to 5 on the palm portal page, or compatible, at Palm's sole discretion.

2.     Palm  Endorsements  on  the  Company  Site:

          Company may use the Palm Mark on the Company Site to promote the Product or the Company Services, subject to the trademark license set forth in
Section  6  of  this  Agreement.

C.     Company  Obligations.
       --------------------

     1.   Internet  Promotion:  YP.Net  will  place  a  graphical link to Palm's
          -------------------
          website on its www.yp.net Homepage for the Term of this Agreement. The graphic will be no more than 50 pixels by 50 pixels and appear upon first load in the browser when the yp.net Homepage is launched. The graphic and url link will be provided by Palm.

2.     Banner  Ad:  YP.Net  will  feature  a 280 x 80 Palm Banner Ad in rotation
       ----------
throughout the www.yp.net site. The banner ad will part of a rotating group of no more than 9 other ads. The Pam Banner Ad will appear above the fold upon first load in the browser without scrolling when the yp.net page is launched and viewed at an 800x600 pixel resolution. YP.net will serve at least twenty-two
(22) million impressions of the Palm Banner Ad during each year of the Term of this Agreement. The Palm Banner Ad and url ink will be provided by Palm. In the event of any deficiency in impressions, Company shall pay to Palm 50 cents for each thousand ads not served. YP.net shall provide Palm with a report within thirty (30) days of each year of the Term showing ad impressions served, any deficiency therein, and of there is a deficiency, shall remit payment to Palm within 30 days of the report.